EXHIBIT 10.34

TWELFTH AMENDMENT TO
AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT

THIS TWELFTH AMENDMENT TO AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT (the “Twelfth Amendment”) is made and entered into as of the 1st day of March, 2005, by and among (i) (a) UNITED FINANCIAL MORTGAGE CORP., an Illinois corporation with its principal place of business located at 815 Commerce Drive, Suite 100, Oak Brook, Illinois 60523 (“United”), and (b) PLUSFUNDING.COM, INC., a California corporation with its principal place of business at 2890 Pio Pico Drive, Suite 201, Carlsbad, California 92008 (“PlusFunding”) (collectively, the “Company”), (ii) (a) NATIONAL CITY BANK OF KENTUCKY, a national banking association with a place of business located at 101 South Fifth Street, Louisville, Kentucky 40202 (“National City”), (b) JP MORGAN CHASE BANK, N.A. (successor by merger to BANK ONE, NA, main offices Chicago), a national banking association with its principal place of business located in Chicago, Illinois (“JP Morgan”), (c) COMERICA BANK, a Michigan banking corporation with its principal place of business located at 500 Woodward Avenue, MC: 3256, Detroit, Michigan 48226 (“Comerica”), (d) COLONIAL BANK, N.A., a national banking association with a principal place of business located at 201 E. Pine Street, Suite 730, Orlando, Florida 32801 (“Colonial”), and (e) HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association with its principal place of business at One HSBC Center, 27th Floor, Buffalo, New York 14203 (“HSBC”) (National City, Bank One, Comerica, Colonial and HSBC are each individually referred to as a “Bank” and collectively as the “Banks”), and (iii) NATIONAL CITY BANK OF KENTUCKY, in its capacity as Agent for the Banks (in such capacity, the “Agent”).

P R E L I M I N A R Y S T A T E M E N T:

A. Pursuant to that certain Amended and Restated Warehousing Credit Agreement dated as of August 1, 2003, among the Company, the Banks party thereto and the Agent, as heretofore amended from time to time (the “Existing Credit Agreement”), the Agent and the Banks have established a warehousing line of credit facility in favor of the Company in the current, temporary maximum principal amount of One Hundred Forty Million Dollars ($140,000,000.00) (the “Warehouse Line”), for the purposes set forth therein.

B. The Company has now requested that the Agent and Banks amend the Existing Credit Agreement in order to (i) extend the temporary increase in the maximum principal amount of the Warehouse Line to One Hundred Forty Million Dollars ($140,000,000.00) to and until the close of business on May 2, 2005, (ii) add PlusFunding as a joint and several co-borrower under the Existing Credit Agreement and each of the other Loan Documents described therein, (iii) remove Vision Mortgage Group, Inc. (“Vision”) as a joint and several co-borrower under the Existing Credit Agreement and each of the other Loan Documents, and (iv) provide for certain other modifications thereto.

C. The Agent and the Banks are willing to and desire to amend the Existing Credit Agreement in the manner described above, upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth in the Existing Credit Agreement and herein, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Each capitalized term used herein, unless otherwise expressly defined herein, shall have the meaning set forth in the Existing Credit Agreement.

2. The following definitions, as contained in Article 1 of the Existing Credit Agreement, are hereby amended and restated in their entirety to read as follows:

  “Company” shall collectively mean United Financial Mortgage Corp. (“United”) and PlusFunding.com, Inc. (“PlusFunding”), as joint and several co-borrowers and co-debtors, as applicable, for all purposes under this Credit Agreement, the Notes and each of the other Loan Documents.

“Swing Note” shall mean the Amended and Restated Swing Promissory Note dated as of March 1, 2005, jointly and severally made by United and PlusFunding, payable to the order of the Agent, and in the face principal amount of Twenty Million Dollars ($20,000,000.00), a form of which is attached hereto as Exhibit E and made a part hereof by this reference, as the same may be amended, modified, renewed, replaced and/or restated from time to time, and which shall evidence all Swing Advances.

“Total Warehouse Line Commitment” shall mean the total aggregate principal amount of all Warehouse Line Commitments as determined from time to time in accordance with the provisions of Article 2 and Article 11 of this Credit Agreement, and shall mean, as applicable, either (i) One Hundred Forty Million Dollars ($140,000,000.00) to and until the close of business on May 2, 2005, or (ii) One Hundred Ten Million Dollars ($110,000,000.00) from May 3, 2005 to and until the Termination Date, subject in each case to the right of the Company and the Agent in their sole, joint discretion to increase such amount by adding one or more Applicant Financial Institutions as a “Bank” or “Banks” hereunder, or as otherwise permitted under Section 11.1 hereof.

“Warehouse Line” shall mean the line of credit established by the Agent and Banks in favor of the Company under Article 2 of this Credit Agreement in the maximum principal amount of, as applicable, either (i) One Hundred Forty Million Dollars ($140,000,000.00) to and until the close of business on May 2, 2005, or (ii) One Hundred Ten Million Dollars ($110,000,000.00) from May 3, 2005 to and until the Termination Date, subject in each case to the right of the Company and the Agent in their sole, joint discretion to increase such amount by adding one or more Applicant Financial Institutions as a “Bank” or “Banks” hereunder.

“Warehouse Notes” shall mean, collectively, (i) that certain Amended and Restated Warehouse Promissory Note dated as of March 1, 2005, made by United and PlusFunding, jointly and severally, payable to the order of National City, and in the face principal amount of Forty-Five Million Dollars ($45,000,000.00), a form of which is attached hereto as Exhibit C-1 and made a part hereof by this reference, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, (ii) that certain Amended and Restated Warehouse Promissory Note dated as of March 1, 2005, made by United and PlusFunding, jointly and severally, payable to the order of JP Morgan, and in the face principal amount of Twenty-Five Million Dollars ($25,000,000.00), a form of which is attached hereto as Exhibit C-2 and made a part hereof by this reference, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, (iii) that certain Amended and Restated Warehouse Promissory Note dated as of March 1, 2005, made by United and PlusFunding, jointly and severally, payable to the order of HSBC, and in the face principal amount of Twenty-Five Million Dollars ($25,000,000.00), a form of which is attached hereto as Exhibit C-3 and made a part hereof by this reference, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, (iv) that certain Amended and Restated Warehouse Promissory Note dated as of March 1, 2005, made by United and PlusFunding, jointly and severally, payable to the order of Comerica, and in the face principal amount of Twenty Million Dollars ($20,000,000.00), a form of which is attached hereto as Exhibit C-4 and made a part hereof by this reference, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, (v) that certain Amended and Restated Warehouse Promissory Note dated as of March 1, 2005, made by United and PlusFunding, jointly and severally, payable to the order of Colonial, and in the face principal amount of Twenty-Five Million Dollars ($25,000,000.00), a form of which is attached hereto as Exhibit C-5 and made a part hereof by this reference, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, and (vi) when executed and delivered, any such additional Warehouse Promissory Note, made by the Company, payable to the order of any respective Applicant Financial Institution as shall be added as a “Bank” hereunder, and in the face principal amount of such Applicant Financial Institution’s Warehouse Line Commitment, substantially in the form of the Warehouse Promissory Note attached hereto as Exhibit C-1 (other than the amount thereof), as the same may thereafter be amended, modified, renewed, replaced and/or restated from time to time.”

3. The fourth sentence in the first paragraph of Section 2.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“The Total Warehouse Line Commitment is equal to, as applicable, either (i) One Hundred Forty Million Dollars ($140,000,000.00) to and until the close of business on May 2, 2005, or (ii) One Hundred Ten Million Dollars ($110,000,000.00) from May 3, 2005 to and until the Termination Date, and as may be increased in either case by the Company and the Agent in their sole, joint discretion by adding one or more Applicant Financial Institutions as a “Bank” or “Banks” hereunder, or as further permitted under Section 11.1 hereof.”

4. Section 10.16 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

10.16 Joint and Several Liability of United and PlusFunding. Each of United and PlusFunding (each an “obligor) shall be liable for all amounts due to the Agent and to the Banks under this Credit Agreement and under each of the other Loan Documents, regardless of which of United or PlusFunding (or any other prior obligor hereunder, including without limitation, Portland Mortgage Company and Vision Mortgage Group, Inc.) actually receives the Advances or other extensions of credit hereunder or the manner in which the Agent or the Banks account for such Advances on their books and records. The Secured Obligations shall be primary obligations of each of United and PlusFunding hereunder and under each of the other Loan Documents. The Secured Obligations arising as a result of the joint and several liability of United and PlusFunding hereunder shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the validity or enforceability, avoidance or subordination of the Secured Obligations of the other obligor or of any promissory note or other document evidencing all or any part of the Secured Obligations of the other obligor, (ii) the absence of any attempt to collect the Secured Obligations from the other obligor, any other guarantor or any other security therefore, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by the Agent and/or the Banks with respect to any provision of any instrument evidencing the Secured Obligations of the other obligor, or any part thereof, or any other agreement now or hereafter executed by the other obligor and delivered to the Agent and/or the Banks, (iv) the failure by the Agent and the Banks to take any steps to perfect and maintain their security interests in, or to preserve their rights to, any security or collateral for the Secured Obligations of the other obligor, (v) the Agent’s or the Banks’ election, in any preceding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interests by the other obligor, as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the disallowance of all or any portion of the Agent’s or Banks’ claim(s) for the repayment of the Secured Obligations of the other obligor under Section 502 of the Bankruptcy Code, or (viii) any other circumstances which might constitute a legal or equitable discharge or defense of any guarantor or of the other obligor. With respect to the Secured Obligations arising as a result of the joint and several liability of United and PlusFunding, each of United and PlusFunding waives, until the Secured Obligations have been paid in full and this Credit Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which the Agent and the Banks now have or may have hereafter against either obligor, any endorser or any guarantor of all or any part of the Secured Obligations, in any benefit of, in any right to participate in, any security or collateral given to the Agent or to the Banks to secure payment of the Secured Obligations or any other liability of United or PlusFunding to the Agent and the Banks. Upon any Event of Default, the Agent and the Banks may proceed directly and at once, without notice, against either or both of United or PlusFunding to collect and recover the full amount, or any portion of the Secured Obligations, without first proceeding against the other obligor or any other Person, or against any security or collateral for the Secured Obligations. Each of United and PlusFunding consents and agrees that the Agent and the Banks shall be under no obligation to marshaling any assets in favor of either or both of United or PlusFunding or against or in payment of any or all of the Secured Obligations.”

5.  The Existing Credit Agreement is hereby amended by amending and restating Exhibits C-1, C-2, C-3, C-4, C-5, E, H and J-2 and Schedules 2.1 and 6.1 thereof to read in their entirety as set forth on Exhibits C-1, C-2, C-3, C-4, C-5, E, H and J-2 and Schedules 2.1 and 6.1 attached to this Twelfth Amendment and made a part hereof by this reference.

6.  The Existing Credit Agreement and each of the other Loan Documents are hereby amended to require that any notice to be provided thereunder to either PlusFunding or the Company shall be sent to the following address (in addition to all other addresses currently provided therein):

PlusFunding.com, Inc.
2890 Pio Pico Drive
Suite 201
Carlsbad, California 92008
Attn:  _________________
_________________
Fax:  (____) ___________
Ph: (____) ___________

7. United has informed the Agent and the Banks that Vision was dissolved as a Wisconsin corporation effective as of December 29, 2004. The Existing Credit Agreement and each of the other Loan Documents are hereby amended by removing Vision as a co-borrower thereunder and deleting all notice requirements related to such entity.

8. The Company represents and warrants that no Event of Default has occurred to date under the Existing Credit Agreement or any other Loan Document and that no Unmatured Event of Default currently exists under any of the Loan Documents.

9. This Twelfth Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of the same shall constitute one and the same instrument.

10. This Twelfth Amendment shall be effective as of the date of delivery to the Agent of each of the following: (i) this Twelfth Amendment and each of the other agreements and instruments referred to herein or related hereto, each duly executed by each of the parties thereto, (ii) the Amended and Restated Warehouse Promissory Notes related hereto, each duly executed and delivered by United and PlusFunding on a joint and several basis, (iii) the Amended and Restated Swing Promissory Note related hereto, duly executed and delivered by United and PlusFunding on a joint and several basis, (iv) an authorizing resolution from the respective boards of directors from each of United and PlusFunding, (v) an authorized signer letter and power of attorney from PlusFunding, (vi) representation and warranty disclosures, insurance certificates and UCC search results relating to PlusFunding, (vii) payment to each of the Banks of an amendment fee equal to $375.00, and (viii) all such other security documents, opinions, instruments and certificates as may be required by Agent or its counsel in order to consummate the transactions contemplated herein.

11. This Twelfth Amendment and the related writings and the respective rights and obligations of the parties shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Kentucky.

12. This Twelfth Amendment shall be binding upon, and shall inure to the benefit of, the Company, the Banks and the Agent and their respective successors and assigns.

13. This Twelfth Amendment and the agreements, instruments and other documents referred to herein, constitute the entire agreement of the parties with respect to, and supersede all prior understandings of the parties with respect to the subject matter hereof. No change, modification, addition or termination of this Twelfth Amendment shall be enforceable unless in writing signed by the party against whom enforcement is sought.

14. Each of United and PlusFunding hereby makes, declares, ratifies and/or reaffirms, as applicable, all of the representations, warranties, covenants, agreements and obligations set forth in the Existing Credit Agreement and each of the other Loan Documents, as amended and modified hereby, as each of the same apply to United and PlusFunding individually or collectively as the Company, as applicable. In addition, PlusFunding hereby represents and warrants that the exact legal name of PlusFunding is as set forth in the initial paragraph of this Twelfth Amendment, the State of California is the state of incorporation of PlusFunding, PlusFunding’s tax identification number is ______________, PlusFunding’s organizational number is ________________, and its chief executive office is located at 2890 Pio Pico Drive, Suite 201, Carlsbad, California 92008. PlusFunding will not move such offices without giving the Agent thirty (30) calendar days prior written notice. PlusFunding does not currently operate, nor has it operated in the past five (5) years, under any assumed names.

15. Notwithstanding anything to the contrary contained herein or in the Security Agreement or other Loan Documents, the term “Company” as used in the Security Agreement and each of the other Loan Documents shall have the meaning given to it in this Twelfth Amendment and shall mean United and PlusFunding as joint and several co-borrowers and co-debtors, as applicable. Without limiting the generality of the foregoing, United and PlusFunding expressly covenant and agree that pursuant to the amendments provided for in this Twelfth Amendment, (i) the pledge, assignment, transfer and grant of security interest set forth in the Security Agreement is made by both United and PlusFunding, and (ii) the Collateral described in the Security Agreement shall include all of the right, title and interest of United and PlusFunding in the property described therein. Further, United and PlusFunding do hereby authorize the Agent, on behalf of the Banks, to, at any time and from time to time, file in any one or more jurisdictions financing statements that describe the Collateral (as such term shall apply to United and PlusFunding as the collectively redefined “Company” herein), together with continuation statements thereof and amendments thereto, without the signature of either United or PlusFunding and which contain any information required by the Kentucky Uniform Commercial Code or the Uniform Commercial Code, as revised, applicable to such jurisdiction for the sufficiency or filing office acceptance of any financing statements, continuation statements or amendments.

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IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Amendment to Amended and Restated Warehousing Credit Agreement to be duly executed as of the day and year first above written.

UNITED FINANCIAL MORTGAGE CORP.

By: _______________________________________

Title: ______________________________________

PLUSFUNDING.COM, INC.

By: _______________________________________

Title: ______________________________________

(collectively, the “Company”)

NATIONAL CITY BANK OF KENTUCKY

By: ______________________________________

Title: _____________________________________

Section 1.  JP MORGAN CHASE BANK, N.A. (successor by merger

Section 2.  to BANK ONE, NA, main offices Chicago)

By: ________________________________________

Title: _______________________________________

COMERICA BANK

By: ________________________________________

Title: _______________________________________

COLONIAL BANK, N.A.

By: ________________________________________

Title: _______________________________________

2.1  HSBC BANK USA, NATIONAL ASSOCIATION

By: ______________________________________

Title: _____________________________________

(collectively, the “Banks”)

NATIONAL CITY BANK OF KENTUCKY

By: _____________________________________

Title: ____________________________________

(the “Agent”)